                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report:  June 18, 2002
------------------------------
(Date of earliest event reported)

                     Merrill Lynch Mortgage Investors, Inc.
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             (Exact name of registrant as specified in its charter)


      Delaware                     333-84456                      13-3416059
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  (State or Other                 (Commission                 (I.R.S. Employer
  Jurisdiction of                 File Number)               Identification No.)
   Incorporation)

        4 World Financial Center, 10th Floor,
         250 Vesey Street, New York, New York                      10080
--------------------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (212) 449-1000

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ITEM 5. OTHER EVENTS.

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. and Deutsche Bank Securities Inc. which are hereby filed pursuant to the Kidder Letter.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements - Not Applicable

     (b) Pro Forma Financial Information - Not Applicable

     (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                Description
-----------                -----------

   (99) Computational Materials prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. and Deutsche Bank Securities Inc. in connection with Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2002-MW1




                                      -2-
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                  MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                  By:
                                     ------------------------------------
                                     Name:  Michael M. McGovern
                                     Title: Secretary



Date:  July 2, 2002



                                      -3-
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                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.                   Description                       Electronic (E)
-----------                   -----------                       --------------

  (99)           Computational Materials prepared by                    E
                 Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated and Wachovia Securities,
                 Inc. and Deutsche Bank Securities Inc.
                 in connection with Merrill Lynch Mortgage
                 Trust, Commercial Mortgage Pass-Through
                 Certificates, Series 2002-MW1